                                      EXHIBIT 24

                                  POWER OF ATTORNEY


     The Director and/or Officer of DeGeorge Financial Corporation, a Delaware corporation, having its principal place of business at 99 Realty Drive, Cheshire, Connecticut 06410, whose signature appears below, does by these presents hereby make, constitute and appoint Jonathan K. Dodge his true and lawful Attorney in Fact and in his name, place and stead: to execute in his name and on his behalf, any and all documents as may be necessary in periodic communications between DeGeorge Financial Corporation and the Securities and Exchange Commission and/or the National Association of Securities Dealers, including, but not limited to Forms 10-K, Form 10-Q and Form 8-K under the Securities Exchange Act of 1934.

     Granting and giving unto said Attorney in Fact full authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with powers to do and perform all acts authorized hereby, as fully to all intents and purposes as the Grantor might or could do if personally present, with full power of substitution.

     IN TESTIMONY WHEREOF, the undersigned has hereunto set his hand this 30th day of March, 1998.

                                        By: /s/ PETER R. DEGEORGE
                                           ---------------------------
                                                Peter R. DeGeorge
                                                Chairman of the Board


STATE OF  ________________________ )
                                   ) ss.
COUNTY OF ________________________ )



     The foregoing instrument was acknowledged before me this 30th day of March, 1998.


                                        ------------------------------

                                      EXHIBIT 24

                                  POWER OF ATTORNEY


     The Director and/or Officer of DeGeorge Financial Corporation, a Delaware corporation, having its principal place of business at 99 Realty Drive, Cheshire, Connecticut 06410, whose signature appears below, does by these presents hereby make, constitute and appoint Jonathan K. Dodge his true and lawful Attorney in Fact and in his name, place and stead: to execute in his name and on his behalf, any and all documents as may be necessary in periodic communications between DeGeorge Financial Corporation and the Securities and Exchange Commission and/or the National Association of Securities Dealers, including, but not limited to Forms 10-K, Form 10-Q and Form 8-K under the Securities Exchange Act of 1934.

     Granting and giving unto said Attorney in Fact full authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with powers to do and perform all acts authorized hereby, as fully to all intents and purposes as the Grantor might or could do if personally present, with full power of substitution.

     IN TESTIMONY WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1998.

                                        By: /s/  P. PETER PASCALI
                                           ----------------------
                                                 P. Peter Pascali
                                                 Director


STATE OF _________________________ )
                                   ) ss.
COUNTY OF ________________________ )


     The foregoing instrument was acknowledged before me this 16th day of March, 1998.


                                        ------------------------------

                                     EXHIBIT 24

                                 POWER OF ATTORNEY


     The Director and/or Officer of DeGeorge Financial Corporation, a Delaware corporation, having its principal place of business at 99 Realty Drive, Cheshire, Connecticut 06410, whose signature appears below, does by these presents hereby make, constitute and appoint Jonathan K. Dodge his true and lawful Attorney in Fact and in his name, place and stead: to execute in his name and on his behalf, any and all documents as may be necessary in periodic communications between DeGeorge Financial Corporation and the Securities and Exchange Commission and/or the National Association of Securities Dealers, including, but not limited to Forms 10-K, Form 10-Q and Form 8-K under the Securities Exchange Act of 1934.

     Granting and giving unto said Attorney in Fact full authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with powers to do and perform all acts authorized hereby, as fully to all intents and purposes as the Grantor might or could do if personally present, with full power of substitution.

     IN TESTIMONY WHEREOF, the undersigned has hereunto set his hand this 18th day of March, 1998.

                                        By: /s/ JOHN H. WARREN
                                           -------------------
                                                John H. Warren
                                                Director


STATE OF _________________________ )
                                   ) ss.
COUNTY OF ________________________ )


     The foregoing instrument was acknowledged before me this 18th day of March, 1998.


                                        ------------------------------

                                     EXHIBIT 24

                                 POWER OF ATTORNEY


     The Director and/or Officer of DeGeorge Financial Corporation, a Delaware corporation, having its principal place of business at 99 Realty Drive, Cheshire, Connecticut 06410, whose signature appears below, does by these presents hereby make, constitute and appoint Jonathan K. Dodge his true and lawful Attorney in Fact and in his name, place and stead: to execute in his name and on his behalf, any and all documents as may be necessary in periodic communications between DeGeorge Financial Corporation and the Securities and Exchange Commission and/or the National Association of Securities Dealers, including, but not limited to Forms 10-K, Form 10-Q and Form 8-K under the Securities Exchange Act of 1934.

     Granting and giving unto said Attorney in Fact full authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with powers to do and perform all acts authorized hereby, as fully to all intents and purposes as the Grantor might or could do if personally present, with full power of substitution.

     IN TESTIMONY WHEREOF, the undersigned has hereunto set his hand this 17th day of March, 1998.

                                        By: /s/ JAMES G. EINLOTH
                                            --------------------
                                                James G. Einloth
                                                Director


STATE OF ________________________  )
                                   ) ss.
COUNTY OF _______________________  )


     The foregoing instrument was acknowledged before me this 17th day of March, 1998.


                                        ------------------------------